Colfax®

Investor Presentation

August 2010

Forward-Looking Statements

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission as well as its Annual Report on Form 10-K under the caption "Risk Factors". In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Colfax

Company Overview



- Global leader in specialty fluid-handling solutions
- Diverse end markets
- Global reach with leading brands
- Problem solvers for critical fluid-handling applications
- Balanced growth approach: acquisitions and organic
- Colfax Business System
- Committed to becoming a multi-platform business

Oil & Gas



Defense



General Industrial



Commercial Marine



Power Generation



Delivering solutions for critical applications

Colfax

Background

- Founded in 1995
- Equity capital provided by Mitch and Steve Rales, founders of Danaher (NYSE: DHR)
- Targeted global industrial companies with strong brands
- 13 acquisitions, 5 divestitures
- Exclusively focused on fluid-handling industry
- Proven, experienced management team
- Began trading on the NYSE in May 2008

There are approximately 5,000 pump companies globally and Colfax is in the top 15

End Market and Geographic Diversity

2009 Revenues ($525M) By End Markets


Global Defense
9%
General Industrial
34%
Power Generation
14%
Oil & Gas
17%
26%
Commercial Marine

2009 Revenues ($525M) By Geography (1)


Asia & Australia
18%
United States
24%
Middle East & Africa
7%
Central & South America
5%
2%
Canada
44%
Europe

(1) Revenues based on our shipping destination.

2009 Foremarket & Aftermarket Sales


Aftermarket
24%
76%
Foremarket

Blue Chip Customers

Diverse end markets and customer base

Broad Product Portfolio Focused on Customer Applications

2 and 3 Screw Pumps



Centrifugal Pumps



Progressive Cavity Pumps





Fluid Handling Systems



Precision Gear Pumps



Specialty Valves

Well recognized brands across served markets

Differentiation through responsive VOC-aligned SMART solutions and services for the most critical fluid-handling applications











Strategic Priorities

- Intensify the application of CBS tools (EMEAA focus)
- Align into a global functional organizational structure
- Utilize *Voice of the Customer* process to drive differentiated product development
- Grow Asia

Enhancing the foundation for sustained growth

Continue to Pursue Strategic Acquisitions

Acquisition Criteria:

- Strong brand name recognition
- Leading market position
- Global reach and manufacturing
- Differentiated product technology / highly engineered solutions
- Complementary end market / geographic focus
- Attain double digit return on investment in the 3rd year
- Supported by secular trends

A critical part of our growth strategy

Intensify Application of CBS

- Align with the customer
- Think and act breakthrough
- Drive immersion
- Execute a unified PD (Policy Deployment)
- Execute point-of-impact action plans

CBS – People, Planning, Process & Performance

Applications: Crude oil gathering; pipeline services; unloading and loading; rotating equipment lubrication; lube oil purification

Brands: Allweiler, Houttuin, Imo, LSC, Tuschaco, Warren

Market Trends

- Long-term demand for oil projected to increase
- Increased proportion of heavy oil
- Increased quote and book activity

Our Strategy

- Capitalize on growth in heavy oil exploration and transport
    - Middle East
    - Asia Pacific
    - Latin America
- Expand SMART solutions
- Provide lowest total cost of ownership solutions

Colfax 2009 Sales Split


17%



Applications: Fuel oil transfer; oil transport; water and wastewater handling; firefighting

Brands: Allweiler, Fairmount, Imo, Imo AB, Portland Valve, Warren

Market Trends
- Recent growth in Navy funding
- Focus on automation
- Modernization and expansion of ROW navies

Our Strategy
- Leverage SMART technology
- Expand service network
- Support expansion of fleets outside of U.S. including Europe and India

Colfax 2009 Sales Split


9%



General Industrial

Applications: Chemical processing, machinery lubrication; hydraulic elevators; pulp and paper processing; food and beverage processing

Brands: Allweiler, Fairmount, Houttuin, Imo, Tushaco, Warren, Zenith

Market Trends

- Demand driven by long-term capital investment
- General industrial strengthening in Asia, Europe and U.S
- Developing regions embracing engineered products and solutions

Our Strategy

- Continue to expand and diversify customer base
- Develop VOC-based solutions that improve efficiency

Colfax 2009 Sales Split


34%(1)



(1) *Includes Distribution (9%), Chemical Processing (5%), Machinery Support (3%), Building Products (3%), Wastewater (2%), Heat Transfer (1%), Pulp and Paper (1%), Diesel Engines (1%), Food & Beverage (1%) and Other (8%).*

Commercial Marine

Applications: Fuel oil transfer; oil transport; water and wastewater handling

Brands: Allweiler, Houttuin, Imo AB

Market Trends

- Long-term increase in global trade
- Aging fleet and increased environmental regulations
- Approximately 10,000 ships on order
- Continued cancellations and delivery extensions

Our Strategy

- Improve OTD and responsiveness to best-of-class
- Grow aftermarket sales and service
  - Capitalize on growth in installed base
  - Leverage acquisition of PD Technik
- Focus on opportunities related to changing environmental regulations

Colfax 2009 Sales Split


26%



Power Generation

Applications: Fuel unloading, transfer, burner and injection; rotating equipment lubrication, hydroelectric hydraulics

Brands: Allweiler, Imo, Tushaco, Warren

Market Trends

- Worldwide demand for electricity expected to double by 2030
- Majority of growth in developing countries

Our Strategy

- Grow China, India and Middle East

Colfax 2009 Sales Split


14%



Aftermarket Sales & Service

Colfax Corporation

Market Trends

- Significant aftermarket demand for replacement products
- Tendency for customers to replace "like for like" products

Our Strategy

- Leverage large installed base
- Expand service center network
- Enhance offerings and capabilities

Colfax 2009 Aftermarket Sales


Aftermarket
24%
76%
Foremarket



Spare parts kit

Opti-line



- Claims arise from purchased components previously included in our products
- Significant solvent insurance coverage
- Bad faith lawsuit against insurance carriers increases costs in process
- Estimated annual liability and related defense costs of $4 million before potential insurance asset or liability adjustments


Unresolved Claims
62,000
56,000
50,000
44,000
38,000
32,000
26,000
20,000
59,217
50,020
37,554
35,357
25,295
2005
2006
2007
2008
2009


Average Cost of Resolved Claims
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$8,896
$6,194
$5,232
$5,378
$11,106
2005
2006
2007
2008
2009

Financial Overview

Strong Financial Condition

- Strong balance sheet
  - Debt of $88 million, principal payments of $9 million in 2010, matures in 2013
  - Cash = $63 million
  - $136 million available on revolver
- Strong cash flow
  - LTM Adjusted EBITDA[1] of $73 million
  - Working capital to sales 19%
- Capital priorities
  - Strategically-aligned acquisitions
  - New products and processes

(1) Refer to Appendix for Non-GAAP reconciliation

Note: As of 7/2/2010

Financial Performance Overview – 2006-2009

Colfax Corporation

Revenue



$700
$600
$500
$400
$300
$200
$100
$0
$393.6
$506.3
$604.9
$525.0
2006
2007
2008
2009

	2006	2007	2008	2009
Existing Businesses	--	13.5%	13.9%	(8.1)%
Acquisitions	--	8.0%	1.1%	0.2%
FX Translation	--	7.1%	4.5%	(5.3)%
Total Growth (Decline)		28.6%	19.5%	(13.2)%

Adjusted Operating Income (1)



$120
$100
$80
$60
$40
$20
$0
$52.6
$72.9
$90.8
$66.2
2006
2007
2008
2009

	2006	2007	2008	2009
% Margin	13.4%	14.4%	15.0%	12.6%

Orders



$700
$600
$500
$400
$300
$200
$100
$0
$442.3
$589.0
$682.1
$462.4
2006
2007
2008
2009

Backlog



$400
$350
$300
$250
$200
$150
$100
$50
$0
$179.3
$302.8
$349.0
$290.9
2006
2007
2008
2009

(1) Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions.

Financial Performance Overview – Current Quarter

Colfax Corporation

Revenue



$300
$200
$100
$0
$129.2
$123.0
$265.5
$242.9
Q2 2009
Q2 2010
YTD 2009
YTD 2010

	Q2 2009	Q2 2010	YTD 2009	YTD 2010
Existing Businesses	–	(3.1)%	–	(10.3)%
Acquisitions	–	0.8%	–	0.6%
FX Translation	–	(2.5)%	–	1.2%
Total Growth (Decline)	–	(4.8)%	–	(8.5)%

Adjusted Operating Income [(1)]



$50
$40
$30
$20
$10
$0
$14.3
$13.0
$31.4
$23.2
Q2 2009
Q2 2010
YTD 2009
YTD 2010

	Q2 2009	Q2 2010	YTD 2009	YTD 2010
% Margin	11.1%	10.5%	11.8%	9.6%

Orders



$400
$300
$200
$100
$0
$120.5
$155.6
$243.6
$275.1
Q2 2009
Q2 2010
YTD 2009
YTD 2010

	Q2 2009	Q2 2010	YTD 2009	YTD 2010
Existing Businesses	–	(30.6)%	–	11.0%
Acquisitions	–	0.8%	–	0.7%
FX Translation	–	(2.3)%	–	1.2%
Total Growth (Decline)	–	29.1%	–	12.9%

Backlog



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$302.8
$366.8
$398.9
$400.3
$349.0
$322.3
$326.9
$325.3
$290.9
$281.3
$297.1
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010

(1) Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions.

Income Statement Summary

Colfax Corporation

	Six Months Ended				Delta	
	July 2, 2010		July 3, 2009		$	%
Orders	$	275.1	$	243.6	$ 31.5	12.9 %
Sales	$	242.9	$	265.5	$ (22.6)	(8.5)%
Gross Profit	$	84.7	$	92.6	$ (7.8)	(8.5)%
% of Sales		34.9%		34.9%		
SG&A Expenses	$	58.4	$	58.1	$ 0.3	0.5 %
R&D Expense		3.1		3.1	0.1	2.0 %
Operating Expenses	$	61.5	$	61.2	$ 0.3	0.5 %
% of Sales		25.3%		23.0%		
Adjusted Operating Income	$	23.2	$	31.4	$ (8.2)	(26.0)%
% of Sales		9.6%		11.8%		
Adjusted Net Income	$	13.4	$	18.9	$ (5.5)	(29.1)%
% of Sales		5.5%		7.1%		
Adjusted Net Income Per Share	$	0.31	$	0.44	$ (0.13)	(29.5)%

Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions.

Colfax

Statement of Cash Flows Summary

Colfax Corporation

	Six Months Ended	
	July 2, 2010	July 3, 2009
Net income	$ 1.4	$ 11.2
Non-cash expenses	5.4	7.8
Change in working capital and accrued liabilities	15.6	(5.9)
Other	5.0	4.8
Total Operating Activities	**27.4**	**17.9**
Capital expenditures	(5.5)	(5.9)
Other	0.1	0.1
Total Investing Activities	**(5.4)**	**(5.8)**
Repayments of borrowings	(3.8)	(2.5)
Other	0.6	(0.4)
Total Financing Activities	**(3.2)**	**(2.9)**
Effect of exchange rates on cash	(5.8)	-
Increase in cash	**13.0**	**9.2**
Cash, beginning of period	50.0	28.8
Cash, end of period	**$ 63.0**	**$ 38.0**

Note: Dollars in millions

Aligning Assets and Resources to Drive Best-of-Class Results

- Perform a thorough assessment of the business
- Build the best team
- Establish the strategic vital few and focus on them
- Initiate a global functional organizational structure aligned with our customers
- Intensify the application of CBS and enhance our ability to generate cash
- Rationalize product and develop VOC-based differentiated solutions by market
- Explore strategically important businesses

Building for the future

Investment Highlights

- Strong portfolio of brands, products and solutions
- Diverse end markets and geographies
- Strong balance sheet to fund organic growth initiatives and acquisitions
- Commitment to build the best team
- CBS intensity and potential
- Our values

Getting aligned to drive profitable growth

Appendix

Disclaimer

Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, adjusted operating income, EBITDA, adjusted EBITDA, organic sales growth (decline) and organic order growth (decline). Adjusted net income, adjusted net income per share, adjusted operating income and adjusted EBITDA exclude asbestos liability and defense costs, asbestos coverage litigation expenses, certain due diligence costs, certain legacy legal charges, restructuring and other related charges, and other post-employment benefit settlement as well as one time initial public offering-related costs, to the extent they impact the periods presented. Adjusted net income and adjusted net income per share present income taxes at an effective tax rate of 32%. Projected adjusted net income per share excludes actual and estimated restructuring and other related charges, asbestos coverage litigation expenses and asbestos liability and defense costs. Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of non-recurring items, legacy asbestos issues and items outside the control of its operating management team (except in the case of EBITDA).

Sales and order information by end market are estimates. We periodically update our customer groupings in order to refine these estimates.

Non-GAAP Reconciliation

	2009	2008	2007	2006
Adjusted Operating Income				
Operating income	$ 38,459	$ 16,689	$ 123,275	$ 19,543
Restructuring and other related charges	18,175	-	-	-
Asbestos liability and defense (income) costs	(2,193)	(4,771)	(63,978)	21,783
Asbestos coverage litigation expenses	11,742	17,162	13,632	12,033
IPO-related costs	-	57,017	-	-
Legacy legal adjustment	-	4,131	-	8,330
Due diligence costs	-	582	-	-
Other post-employment benefit settlement	-	-	-	(9,102)
Adjusted operating income	$ 66,183	$ 90,810	$ 72,929	$ 52,587
Adjusted operating income margin	12.6%	15.0%	14.4%	13.4%

Note: Dollars in thousands.

Colfax

Non-GAAP Reconciliation

Colfax Corporation

	Three Months Ended		Six Months Ended	
	July 2, 2010	July 3, 2009	July 2, 2010	July 3, 2009
Adjusted Net Income and Adjusted Earnings per Share				
Net income	$ 2,038	$ 4,366	$ 1,385	$ 11,227
Restructuring and other related charges	3,035	486	7,074	1,147
Asbestos liability and defense costs	542	1,482	1,977	3,127
Asbestos coverage litigation expenses	4,543	4,027	8,424	6,993
Tax adjustment to effective rate of 32%	(2,518)	(1,859)	(5,484)	(3,631)
Adjusted net income	$ 7,640	$ 8,502	$ 13,376	$ 18,863
Adjusted net income margin	6.2%	6.6%	5.5%	7.1%
Weighted average shares outstanding - diluted	43,564,812	43,245,990	43,496,948	43,237,856
Adjusted net income per share	$ 0.18	$ 0.20	$ 0.31	$ 0.44
Net income per share—basic and diluted in accordance with GAAP	$ 0.05	$ 0.10	$ 0.03	$ 0.26
Adjusted Operating Income				
Operating income	$ 4,834	$ 8,294	$ 5,727	$ 20,104
Restructuring and other related charges	3,035	486	7,074	1,147
Asbestos liability and defense costs	542	1,482	1,977	3,127
Asbestos coverage litigation expenses	4,543	4,027	8,424	6,993
Adjusted operating income	$ 12,954	$ 14,289	$ 23,202	$ 31,371
Adjusted operating income margin	10.5%	11.1%	9.6%	11.8%

Note: Dollars in thousands.

Colfax

Non-GAAP Reconciliation

Colfax Corporation

		Last Twelve Months July 2, 2010
EBITDA		
Net income	$	11,880
Interest expense		7,111
Provision for income taxes		5,091
Depreciation and amortization		14,825
EBITDA	$	38,907
EBITDA margin		7.7%
Adjusted EBITDA		
Net income	$	11,880
Interest expense		7,111
Provision for income taxes		5,091
Depreciation and amortization		14,825
Restructuring and other related charges		24,102
Asbestos liability and defense costs (income)		(3,343)
Asbestos coverage litigation expenses		13,173
Adjusted EBITDA	$	72,839
Adjusted EBITDA margin		14.5%

Note: Dollars in thousands.